UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MOXIAN, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOXIAN, INC.

BLOCK A, 9/F, UNION PLAZA, 5022 BINJIANG AVENUE

FUTIAN DISTRICT SHENZHEN CITY, GUANGDONG PROVINCE, CHINA

PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2016

To the shareholders of Moxian, Inc.	September 14, 2017

To our shareholders:

It is my pleasure to invite you to our Annual Meeting of Shareholders for the fiscal year ended September 30, 2016 at 10:00 AM local time on September 29, 2017 (10:00 PM ET on September 28, 2017), at Room 6, 2nd Floor, Swissotel Beijing, Hong Kong Macau Center, No. 2 Chaoyangmen North Street, Dongcheng District, Beijing, China, 100027.

The matters to be acted upon at the meeting are described in the Notice of Annual Meeting of Shareholders and Proxy Statement.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY BY THE INTERNET OR BY MAIL. IF YOU ARE A REGISTERED SHAREHOLDER AND ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER AND WANT TO VOTE YOUR SHARES IN PERSON AT THE MEETING, PLEASE CONTACT YOUR BANK OR BROKER TO OBTAIN A LEGAL PROXY. THANK YOU FOR YOUR SUPPORT.

By order of the Board of Directors,

/s/ Victor Tuang Geng Yong

Victor Tuang Geng Yong

Board Secretary

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2016

MOXIAN, INC.

TIME:	10:00 AM local time on September 29, 2017 (10:00 PM ET on September 28, 2017)
PLACE:	Room 6, 2nd Floor, Swissotel Beijing, Hong Kong Macau Center, No. 2 Chaoyangmen North Street, Dongcheng District, Beijing, China, 100027

ITEMS OF BUSINESS:

(1) The election of seven members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2018 or until their successors are duly elected and qualified;

(2) The ratification of the appointment of Friedman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017;

(3) The consideration and approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers;

(4) The consideration and action upon an advisory (non-binding) vote on the frequency at which we should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for shareholder consideration; and

(5) The transaction of any other business properly coming before the meeting.

WHO MAY VOTE:	You may vote if you were a shareholder of record on August 30, 2017.

ANNUAL REPORT:	A copy of our 2016 Annual Report on Form 10-K is enclosed.

DATE OF MAILING:	This notice and the proxy statement are first being mailed to shareholders on or about September 14, 2017.

By order of the Board of Directors,

/s/ Victor Tuang Geng Yong

Victor Tuang Geng Yong

Board Secretary

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2016

What am I voting on?

You will be voting on the following:

(1) The election of seven members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2018 or until their successors are duly elected and qualified;

(2) The ratification of the appointment of Friedman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017;

(3) The consideration and approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers;

(4) The consideration and action upon an advisory (non-binding) vote on the frequency at which we should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for shareholder consideration; and

(5) The transaction of any other business properly coming before the meeting.

Who is entitled to vote?

You may vote if you owned shares of the Company’s common stock as of the close of business on August 30, 2017. Each share of common stock is entitled to one vote. As of August 30, 2017, we had 67,007,199 shares of common stock outstanding.

How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have two voting options:

(1) By Internet, which we encourage if you have Internet access, at the address shown on your proxy card; or

(2) By mail, by completing, signing and returning the enclosed proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the meeting?

If you are a shareholder of record, you may vote in person at the meeting. You may also appoint an individual as your proxyholder to vote your shares. The proxyholder should bring the properly executed proxy card and a valid ID to the meeting. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet or by mail.

How do I appoint a proxyholder?

Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the proxy card. Just write in the name of the person you would like to appoint in the blank space provided in the proxy card. Please ensure that the person you have appointed will be attending the meeting and is aware that he or she will be voting your shares. Proxyholders should speak to the Inspector of Elections upon arriving at the meeting. Please note that the option to appoint your own proxyholder is not available if you vote by Internet or by mail.

If you sign the proxy card without naming your own proxyholder, or, if you vote by Internet or by mail, you appoint James Mengdong Tan and Tan Wan Hong as your proxyholders, either of whom will be authorized to vote and otherwise act for you at the meeting, including any continuation after adjournment of the meeting.

How will my Common Shares be voted if I give my proxy?

On the proxy card, you can indicate how you want your proxyholder to vote your shares, or you can let your proxyholder decide for you by signing and returning the proxy card without indicating a voting preference in one or more proposals. If you have specified on the proxy card how you want to vote on a particular proposal (by marking, as applicable), then your proxyholder must vote your shares accordingly.

If you have not specified how to vote on a particular proposal, then your proxyholder can vote your shares as he or she sees fit. If you specify how to vote on a particular proposal, then your proxyholder will vote your shares as specified. With respect to the election of directors, proxyholders have an obligation to vote for nominees whether identified on the preprinted card or not identified (that is, write-in candidates). Thus, should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxyholders will vote the shares represented by that proxy for such write-in candidate. If any of the nominees (including write-in candidates) should be unable or decline to serve, which is not now anticipated, the proxyholders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. Unless you specify voting instructions, James Mengdong Tan and Tan Wan Hong, as your proxyholders, will vote your shares as follows:

FOR the election of seven members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2018 or until their successors are duly elected and qualified;

FOR the ratification of the appointment of Friedman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017;

FOR the approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers; and

THREE YEARS for the approval, in a non-binding advisory vote, of the frequency at which we should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for shareholder consideration.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the meeting, (2) voting again over the Internet prior to 11:59 P.M. Eastern Time on September 27, 2017., or (3) voting at the meeting if you are a registered shareholder or have followed the necessary procedures required by your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted in favor of Proposals 1, 2, 3, and 4 in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?

It indicates that your shares of common stock are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact their bank or broker and request consolidation.

Will my shares be voted if I do not provide my proxy or instruction form?

If you are a registered shareholder and do not provide a proxy, you must attend the meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of Friedman, LLP (“Friedman”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017 is considered a routine matter for which brokerage firms may vote without specific instructions. However, election of directors is no longer considered a routine matter for which brokerage firms may vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”

How can I attend the meeting?

The meeting is open to all holders of the Company’s shares of common stock as of August 30, 2017.

May shareholders ask questions at the meeting?

Yes. Representatives of the Company will answer questions of general interest at the end of the meeting. You may also submit questions in advance via email to ir@moxian.com. Such questions will also be addressed at the end of the meeting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet or mail. In order for us to conduct our meeting, one-half (½) of our outstanding shares of common stock as of August 30, 2017 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

How many votes are needed to approve the Company’s proposals?

Proposal 1. The seven nominees or “write-in” candidates receiving a plurality of the vote of  “For” votes will be elected as directors. The proxy given will be voted “For” each of the nominees for director unless a properly executed proxy card is marked “Against” as to a particular nominee or nominees for director, and/or a write-in candidate is set forth on the proxy.

Proposals 2 and 3 shall be determined by a majority of the votes cast affirmatively or negatively on the matter. The proxy given will be voted “For” each of the proposals unless a properly executed proxy card is marked “Against” as to with respect to such proposal.

Proposal 4 shall be determined by a majority of the votes cast affirmatively or negatively on the matter. The proxy given will be voted “Three Years” if a properly executed proxy card is marked “Abstain”. Given that this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the shareholders. In such instance, while none of the three alternatives will have been approved, shareholders will still have the ability to communicate their preference with respect to this vote.

PROPOSAL ONE

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

(ITEM 1 ON THE PROXY CARD)

A brief biography of each Director follows. Our Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated seven Directors for election to be on the Board of Directors for a one-year term expiring in 2018 or until their successors are duly elected and qualified. You are asked to vote for these nominees to serve members of the Board of Directors. All candidates for the Board have consented to serve if elected. You are given the option to “write-in” a candidate for election to the board of directors should you so choose. However, you may only select up to seven directors; that is, if you choose to write-in a candidate for a board position, you must vote against at least one of the seven nominees below. Such write-in candidate must consent to serve and must not be precluded from serving by applicable law or regulations or Nasdaq rules.

James Mengdong Tan

Age — 56

Director since 2015

Mr. James Mengdong Tan has served as our President and Chief Executive Officer since February 2015. Mr. Tan also served as our interim Chief Executive Officer from February 2015 until June 2015 when he was appointed as the Chief Executive Officer and a director of the Company. Mr. Tan has more than 20 years’ experience in managing private and public companies based in Asia and in the USA. Mr. Tan is currently the Director and CEO of 8iCapital. From 2003 until 2006, he was the Chairman and CEO of Vashion Group, a company listed on the Singapore Stock Exchange. From 2006 until 2009, he was the Executive Director and CEO of Vantage Corporation Limited, a company listed on the Singapore Stock Exchange. From 2006 to 2009, he served as a director on the Board of Pacific Internet Ltd, a company listed on NASDAQ, until its sale to Connect Holdings, a group comprised of Ashmore Investment Management Limited, Spinnaker Capital Limited and Clearwater Capital Partners. Mr. Tan graduated from the National University of Singapore (NUS) with a Bachelor of Arts in 1985. The Board of Directors believes that Mr. Tan should serve as a Director of the Company based on his extensive experience in managing publicly traded companies.

Hao Qing Hu

Age — 56

Director since 2016

Mr. Hao Qing Hu has served as a director of the Company since January 1, 2016. Mr. Hao has more than 20 years of experience in managing business operations and business strategy. Since September, 2015 he has been the General Manager of Moxian Beijing — a subsidiary of Moxian, Inc., in charge of Moxian Beijing’s overall operations. From June 2014 until September 2015, Mr. Hao was a Deputy General Manager of Xinhua Huamei Investment Management Co., Ltd. From 2005 until May 2014, Mr. Hao was a General Manager of Shandong Debang Construction Science and Technology Co., Ltd, where he was responsible for day to day operations and business development. Mr. Hao received his EMBA from Tsinghua University. Mr. Hao was a board appointee of Xinhua Huifeng Equity Centre (Limited Partnership). The Board of Directors believes that Mr. Hao should serve as a Director of the Company based on his extensive experience in PRC company management.

Yang Nan

Age — 39

Director since 2016

Ms. Yang Nan, has served as a director of the Company since January 1, 2016. Ms. Yang has over 15 years’ working experience in international accounting firms, experienced in accounting, auditing, financial management, internal control and risk management. From 2000 to 2014, She was with KPMG Huazhen (Beijing) as a Senior Manager of audit department, where she accumulated experience auditing US listed companies. Ms. Yang received her MBA degree from Guanghua School of Management, Peking University in 2014 and her Bachelor of Economics from Renmin University of China in 2000. She is also a Certified Public Accountant (“CPA”) in both China and the United States of America. The Board of Directors believes that Ms. Yang should serve as an Independent Director of the Company and the Chairman of the Audit Committee based on her extensive experience in audit and accounting matters.

Ajay Rajpal

Age — 43

Director since 2016

Mr. Ajay Rajpal has served as a director of the Company since June 16, 2016. is a Chartered Accountant, with a broad-ranging commercial experience developed through an international career with blue chip companies, having had extensive experience in the US, Europe, Middle East and Far East, with a particular expertise in M&A, financial management and insolvency/restructuring. His recent work experience has focused on providing Board representation and finance director services for companies quoted on AIM and private companies based in the Far East. Mr. Rajpal is a non-executive director of New Trend Lifestyle Group Plc and Zibao Metal Recycling Holdings Plc, and non-executive chairman of MNC Strategic Investments Plc. The Board of Directors believes that Mr. Rajpal should serve as an Independent Director of the Company based on his extensive experience in dealing with listed companies.

Liu Shu Juan

Age — 46

Director since 2017

Ms. Liu Shu Juan was appointed executive director to the Registrant in 2017. She obtained a diploma in accounting from the Changchun Taxation College in 1994. Subsequently, in 2015, she obtained a degree in accounting from the Chinese Petroleum University in Beijing. Ms. Liu is the chief executive officer for Shewn International Group, Inc (“Shewn”), a company involved in the business of distributing high-end wines and related products through its extensive retail network in China. She is also concurrently the financial controller for Shanghai Shewn Wine Co Ltd, the main operating company for Shewn in China. Prior to this appointment, Ms. Liu was the head of the finance department for PetroChina Jilin Petrochemical Co Ltd, a subsidiary company of China National Petroluem Corporation, China’s largest oil and gas producer and supplier, from 2013 to 2015.

Chan Fook Meng

Age — 56

Director since 2017

Mr. Chan Fook Meng obtained a law degree from the National University of Singapore in 1985 and was called to the Singapore Bar in 1986. He has since then practiced as an advocate and solicitor in Singapore. Mr Chan is a founder and was a director of UniLegal LLC, a Singapore law corporation. He is now a consultant of Central Chambers LLC. Prior to this, Mr Chan was a partner of a number of law firms including Wong Yoong Tan & Molly Lim (from 1988 until 1993), Chan & Ravindran (from 1993 until 1998) and Chan Ng Aqbal (from 1999 until 2002). He served on the Board of Startech Electronics Limited (now Vashion Limited), a Singapore exchange (SESDAQ) listed company, as an independent director from 2003 to 2005. He is currently a director of Tricor Plc, a company listed and traded on the Alternative Investment Market (AIM) in London, and has been a director since 2012. Mr. Chan also served as a director of Tembusu Investments Limited (now Nova Resources Limited), a company also listed on AIM in London, from 2011 to 2014. The Board of Directors believes that Mr. Chan should serve as an Independent Director of the Company based on his extensive experience in corporate governance.

Dr. Yu Lin

Age — 31

Director since 2017

Dr. Yu Lin obtained a master’s degree in management from the School of Economics and Management of Beijing Jiaotong University in 2009 and a doctor’s degree in industrial economics from Wuhan University of Technology in 2016. Currently, Dr. Yu is an on-the-job post doctorate student studying at the Institute of Industrial Economics of Chinese Academy of Social Sciences. In 2009, Dr. Yu joined the Telecommunication Research Institute, a national think tank, under the Ministry of Industry and Information Technology (“MIIT”). Since 2009, Dr. Yu has been working as an analyst and engineer successively at Telecommunication Research Institute of MIIT. The Board of Directors believes that Dr. Yu should serve as an Independent Director of the Company based on his extensive experience in corporate governance.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Director Independence

The Board of Directors has reviewed the independence of our directors, applying the NASDAQ independence standards. Based on this review, the Board of Directors determined that each of Yang Nan, Ajay Rajpal, Yu Lin and Chan Fook Meng are independent within the meaning of the NASDAQ rules. In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Leadership Structure

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board.

Risk Oversight

Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THE

NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF FRIEDMAN

(ITEM 2 ON THE PROXY CARD)

What am I voting on?

A proposal to ratify the appointment of Friedman as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017. The Audit Committee of the Board of Directors has appointed Friedman to serve as the Company’s fiscal year 2017 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to shareholders, the Board of Directors considers it desirable that the appointment of Friedman be ratified by shareholders.

Has the Company changed its independent registered public accounting firm during its two most recent fiscal years?

Friedman LLP (“Friedman”) served as the Company’s independent registered public accountant for the year ended September 30, 2016, and Dominic K.F. Chan & Co (“Chan”) served as the Company’s independent registered public accountant for the years ended September 30, 2015 and September 30, 2014. On April 2, 2016, our Audit Committee and Board of Directors approved the appointment of Friedman and the dismissal of Chan. During the fiscal years ended September 30, 2015 and September 30, 2014 and through the date of this proxy, we have had no disagreements with Chan, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chan, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods. During such time, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

What services does Friedman provide?

Audit services provided by Friedman for fiscal 2017 will include the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC.

Will a representative of Friedman be present at the meeting?

One or more representatives of Friedman will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

What if this proposal is not approved?

If the appointment of Friedman is not ratified, the Audit Committee of the Board of Directors will reconsider the appointment.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF

FRIEDMAN AS THE COMPANY’S FISCAL 2017 INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE
ADVISORY VOTE ON EXECUTIVE COMPENSATION

(ITEM 3 ON THE PROXY CARD)

Background

Section 14A of the Exchange Act, which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that, not less frequently than once every three years, we provide shareholders with an advisory vote on the compensation of our named executive officers as disclosed herein. Accordingly, we are requesting your advisory (non-binding) approval of the compensation of our named executive officers as disclosed in Employment Agreements with the Company’s Named Executive Officers, Summary Compensation Table, and related narrative disclosures in this Proxy Statement. This non-binding advisory vote is commonly referred to as a “Say-on-Pay” vote. Please read Employment Agreements with the Company’s Named Executive Officers, and Summary Compensation Table of this Proxy Statement for a detailed discussion about our executive compensation and information about the fiscal 2016 compensation of our named executive officers.

Our compensation program is designed to reward each individual named executive officer’s contribution to the advancement of our overall performance and execution of our goals, ideas and objectives. It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting our core values and ambitions. This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with our interests.

Our Compensation Committee and our Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.

We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, our general compensation policies, the compensation of our Board, or our compensation policies as they relate to risk management. Rather, this vote relates to the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote, on an advisory basis, “For” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of Moxian, Inc. (the “Company”) hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Summary Compensation Table, and related narrative disclosures in this Proxy Statement.”

As an advisory vote, this proposal is not binding on Moxian, and will not require us to take any action or overrule any decisions we have made. Furthermore, because this advisory vote primarily relates to compensation that has already been paid or contractually committed to our named executive officers, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our shareholders and, to the extent there is any significant vote against the compensation of named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Vote Required

Approval of this resolution shall be determined by a majority of the votes cast affirmatively or negatively on the matter, assuming a quorum is present.

WE RECOMMEND THAT YOU VOTE FOR APPROVAL OF

THE FOREGOING RESOLUTION.

PROPOSAL FOUR
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE

ON EXECUTIVE COMPENSATION

(ITEM 4 ON THE PROXY CARD)

As described in Proposal 3 above, shareholders are being provided the opportunity to cast an advisory vote on our executive compensation program, commonly referred to as a “Say-on-Pay Vote.” This Proposal 4 affords shareholders the opportunity to cast an advisory vote on how often we should include a Say-on-Pay Vote in our proxy materials for future annual shareholder meetings. Shareholders may vote to have the Say-on-Pay Vote every year, every two years or every three years.

Accordingly, we are requesting an advisory, non-binding vote on how frequently we should seek an advisory Say-on-Pay vote from our shareholders. This non-binding advisory vote is commonly referred to as a “Say-on-Frequency” vote. You have the option to vote for any one of the three options, or to abstain on the matter. For the reasons described below, our Board recommends that our shareholders select a frequency of three years, or a triennial vote. Our Board has determined that an advisory vote on executive compensation every three years is the best approach for us based on a number of considerations, including the following:

•	Our compensation program does not change significantly from year to year and is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our named executive officers;
•	A three-year vote cycle gives our Board and the Compensation Committee sufficient time to thoughtfully consider the results of the advisory vote, to engage with shareholders to understand and respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures;
•	A three-year vote cycle will provide shareholders with a more complete view of the amount and mix of components of the compensation paid to our named executive officers;
•	A three-year period between votes will give shareholders sufficient time to evaluate the effectiveness of our short-term and long-term compensation strategies and the related business outcomes of the company, and whether the components of the compensation paid to our named executive officers have achieved positive results for the company; and
•	Many large shareholders rely on proxy advisory firms for vote recommendations. We believe that a triennial vote on executive compensation, rather than an annual or biennial vote, will help proxy advisory firms provide more detailed and thorough analyses and recommendations. Less frequent Say-on-Pay votes will improve the ability of institutional shareholders to exercise their voting rights in a more deliberate, thoughtful and informed way that is in the best interests of shareholders.

Our shareholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in the years when Say-on-Pay votes do not occur. For example, the rules of the NASDAQ Stock Market require that we seek shareholder approval for new employee equity compensation plans and material revisions thereto.

We understand that our shareholders may have different views as to what is the best approach for us, and we look forward to hearing from our shareholders on this Proposal 4. You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the shareholders of Moxian, Inc. (the “Company”) hereby approve, on an advisory basis, that the frequency with which they prefer to have a Say-on-Pay vote is:

•	Every three years;
•	Every two years;
•	Every year; or
•	Abstain from voting.”

You are not voting to approve or disapprove our Board’s recommendation. While this advisory Say-on-Frequency vote is non-binding on us, and we may hold Say-on-Pay vote more or less frequently than the preference receiving the highest number of votes of our shareholders, our Board and Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future Say-on-Pay Votes.

Vote Required

Generally, approval of any matter presented to shareholders is determined by a majority of the votes cast affirmatively or negatively on the matter, assuming a quorum is present. However, given that this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the shareholders. In such instance, while none of the three alternatives will have been approved, shareholders will still have the ability to communicate their preference with respect to this vote.

WE RECOMMEND THAT YOU VOTE FOR INCLUDING AN ADVISORY VOTE REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN THE COMPANY’S PROXY STATEMENT FOR SHAREHOLDER CONSIDERATION EVERY THREE YEARS.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

What if a nominee is unwilling or unable to serve?

The nominee listed in the Proxy Statement has agreed to serve as a director, if elected. Any write-in candidate must consent to serve and must not be precluded from serving by applicable law or regulations or Nasdaq rules. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.

How are directors compensated?

All directors hold office until the expiration of their respective terms or until their successors have been duly elected and qualified. There are no family relationships among our directors or executive officers. Officers are elected by and serve at the discretion of the Board of Directors. Employee directors do not receive any compensation for their services. Our non-employee directors on our Board of Directors each receive $4,000 annually.

DIRECTOR COMPENSATION

Name	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)		Total ($)
James Mengdong Tan	2016	$0	$0	$0		$0
Liew Kwong Yeow(1)	2016	$27,000	$0	$19,463	(2)	$46,463
Yang Nan	2016	$45,000	$-	$-		$45,000
Hao Qing Hu	2016	$45,000	$-	$-		$45,000
Ajay Rajpal	2016	$17,500	$-	$-		$17,500
Liu Shu Juan(3)	2016	$0	$0	$0		$0
Chan Fook Meng(4)	2016	$0	$0	$0		$0
Yu Lin(5)	2016	$0	$0	$0		$0

(1)	Mr. Liew Kwong Yeow served as the Company’s director from January 1, 2016 to August 15, 2017.
(2)	Mr. Liew Kwong Yeow received a $19,463 advisory directorship fee prior to January 1, 2016.
(3)	Ms. Liu Shu Juan has served as the Company’s director since August 15, 2017.
(4)	Mr. Chan Fook Meng has served as the Company’s director since August 15, 2017.
(5)	Dr. Yu Lin has served as the Company’s director since August 15, 2017.

How does the Board determine which directors are independent?

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

What role does the Corporate Governance and Nominating Committee play in selecting nominees to the Board of Directors?

Two of the primary purposes of the Board’s Corporate Governance and Nominating Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of shareholders. The Corporate Governance and Nominating Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible shareholders. The Corporate Governance and Nominating Committee’s charter is available on the Company’s website at www.moxian.com under Investor Relations and in print upon request. The Corporate Governance and Nominating Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Corporate Governance and Nominating Committee independent?

Yes. All members of the Corporate Governance and Nominating Committee have been determined to be independent by the Board of Directors.

How does the Corporate Governance and Nominating Committee identify and evaluate nominees for director?

The Corporate Governance and Nominating Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Corporate Governance and Nominating Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting. The Corporate Governance and Nominating Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The Corporate Governance and Nominating Committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees; however, the Corporate Governance and Nominating Committee does consider diversity of opinion and experience when nominating directors.

What are the Corporate Governance and Nominating Committee’s policies and procedures for considering director candidates recommended by shareholders?

The Corporate Governance and Nominating Committee will consider all candidates recommended by shareholders. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District, Shenzhen City, Guangdong Province, People’s Republic of China:

•	a recommendation that identifies the name and address of the shareholder and the person to be nominated;
•	the written consent of the candidate to serve as a director of the Company, if elected;
•	a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and
such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

If the candidate is to be evaluated by the Corporate Governance and Nominating Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

What are the minimum qualifications required to serve on the Company’s Board of Directors?

All members of the Board of Directors must possess the following minimum qualifications as determined by the Corporate Governance and Nominating Committee:

•	A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;
•	A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;
•	A director must have a record of professional accomplishment in his or her chosen field; and
•	A director must be prepared and able to participate fully in Board activities, including membership on committees.

What other considerations does the Corporate Governance and Nominating Committee consider?

The Corporate Governance and Nominating Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

How may shareholders communicate with the members of the Board of Directors?

Shareholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors

c/o Secretary

Block A, 9/F, Union Plaza

5022 Binjiang Avenue

Futian District Shenzhen City, Guangdong Province

People’s Republic of China

Does the Company have a Code of Business Ethics and Conduct?

The Company has adopted a Code of Business Ethics and Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Business Ethics and Conduct is available on the Company’s web site at www.moxian.com and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Business Ethics and Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its web site.

How often did the Board meet in 2016?

Our Board held no meetings and acted by unanimous written consent three times in connection with matters related to the fiscal year ended September 30, 2016. Our Board has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The Audit Committee held no meetings and did not act by unanimous written consent during the fiscal year ended September 30, 2016. The Compensation Committee held no meetings and did not act by unanimous written consent during the fiscal year ended September 30, 2016. The Corporate Governance and Nominating Committee held no meetings and did not act by unanimous written consent during the fiscal year ended September 30, 2016. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

What are the committees of the Board?

During fiscal 2016, the Board of Directors had standing Audit, Corporate Governance and Nominating, and Compensation Committees. The members of each of the Committees, their principal functions and the number of meetings held during the year ended September 30, 2016 are shown below.

Compensation Committee

The members of the Compensation Committee are:

Ajay Rajpal, Chairman

Yang Nan

Liew Kwong Yeow (until resignation on August 15, 2017)

Dr. Yu Lin (from August 15, 2017)

Chan Fook Meng (from August 15, 2017)

The Compensation Committee held no meetings during the year ended September 30, 2016. The Compensation Committee’s charter is available on the Company’s website at www.moxian.com under Investor Relations and in print upon request. The Compensation Committee’s principal responsibilities include:

•	Making recommendations to the Board of Directors concerning executive management organization matters generally;
•	In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers;
•	Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;
•	Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and
•	Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

Audit Committee

The members of the Audit Committee are:

Yang Nan, Chairman

Liew Kwong Yeow (until resignation on August 15, 2017)

Ajay Rajpal

Dr. Yu Lin (from August 15, 2017)

Chan Fook Meng (from August 15, 2017)

The Audit Committee held no meetings during the year ended September 30, 2016. The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Ms. Yang Nan qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

• Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;

• Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

• Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

• Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

• Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

• Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

• Review accounting and financial human resources and succession planning within the Company;

• Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

• Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are:

Liew Kwong Yeow, Chairman (until resignation on August 15, 2017)

Chan Fook Meng, Chairman (from August 15, 2017)

Yang Nan

Ajay Rajpal

Dr. Yu Lin (from August 15, 2017)

The Corporate Governance and Nominating Committee held no meetings during the fiscal year ended September 30, 2016. All members of the Corporate Governance and Nominating Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Corporate Governance and Nominating Committee undertakes to:

• Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;

• Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;

• Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;

• Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;

• Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and

• Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

The Board of Directors has determined to provide a process by which shareholders may communicate with the Board as a whole, a Board committee or individual director. Shareholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Secretary, Moxian, Inc., Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District Shenzhen City, Guangdong Province, People’s Republic of China. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.

MANAGEMENT — BUSINESS HISTORY OF EXECUTIVE OFFICERS

For information as to the business history of our Chief Executive Officer, Mr. James Mengdong Tan, see the section “Proposal One : Election of Directors” elsewhere in this Proxy Statement.

Tan Wan Hong

Chief Financial Officer

Age — 63

Mr. Tan Wan Hong has served as our Chief Financial Officer since July 25, 2016. Mr. Tan trained with Grant Thornton in Liverpool, UK and was admitted as an Associate of the Institute of Chartered Accountants (England and Wales) in 1980. He started his working career with KPMG Kuala Lumpur in 1981 and was quickly promoted to be the Resident Manager of the Penang Office. In 1983, Mr. Tan joined one of his clients, Island & Peninsular as the Group Financial Controller before leaving for Sime Darby, Malaysia’s largest Asian-based conglomerate in 1986. He had a successful career with Sime Darby, holding various senior positions over a span of 18 years but left in 2004 following a reorganization of the group. In 2007, Mr. Tan joined Hong Leong Asia, Singapore on a specific assignment in China which he completed in 2009. He then took the post of Head of Investor Relations with 361 Degrees International, a Mainland sportswear group listed on the Stock Exchange of Hong Kong and spent the next six years as the spokesman of the Group to the international financial community.

EMPLOYMENT AGREEMENTS WITH THE COMPANY’S

NAMED EXECUTIVE OFFICERS

Employment Agreement with Mr. Tan Wan Hong

On July 25, 2016, Moxian HK entered into an agreement with Mr. Tan Wan Hong to serve in the role of Chief Financial Officer. Pursuant to the terms of such employment agreement, Mr. Tan’s monthly base salary is RMB 35,000 (approximately $5,247) for the probation period, which is the initial three months from the date of the employment agreement, and thereafter, RMB 40,000 (approximately $5,997). During the probation period, the employment agreement may be terminated by giving one week’s prior written notice. After the probation, the employment agreement may be terminated by either party by giving one month’s prior written notice, or payment in lieu of appropriate notice. Mr. Tan’s employment may be terminated immediately without notice or payment in lieu, if among other things, Mr. Tan conducts himself in a way that is inconsistent with the due and faithful discharge of his duties. The Company shall reimburse Mr. Tan for all reasonable out of pocket expenses in connection with travel, entertainment and other expenses incurred in the performance of his duties. The payment in lieu of notice of termination is calculated as one month’s salary equal to RMB 40,000 (approximately $5,800).

SUMMARY COMPENSATION TABLE

Set forth below is information regarding the compensation paid during the year ended September 30, 2016 and 2015 to our principal executive officer, principal financial officer and certain of our other executive officers, who are collectively referred to as “named executive officers” elsewhere in this annual report.

Mr. James Mengdong Tan, who has become our President, Chief Executive Officer and a director of the Company since February 13, 2015, has not received any compensation and no arrangements have been entered into in relating to his compensation.

Name and Principal Position	Year	Salary ($)	Total ($)
Clarence Luo Xiaoyun(1)	2016	130,117	130,117
Vice President of Products	2015	195,997	195,997

Tan Wan Hong	2016	11,854	11,854
Chief Financial Officer	2015	-	-

(1) Mr. Clarence Luo Xiaoyun resigned his position as Vice President of Products effective August 31, 2017.

We had no outstanding equity incentive awards during the year ended September 30, 2016 or September 30, 2015.

Currently, there is no equity compensation plan in place.

AUDIT COMMITTEE REPORT AND FEES PAID TO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Who served on the Audit Committee of the Board of Directors during fiscal year 2016?

The members of the Audit Committee as of September 30, 2016 were Yang Nan, Chairman, Liew Kwong Yeow and Ajay Rajpal. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The Board of Directors has determined that Yang Nan, who is an independent director, is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.moxian.com under Investor Relations.

How does the Audit Committee conduct its meetings?

During fiscal 2016, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of the Company’s independent registered public accounting firm, at which meetings candid discussions of financial management, accounting and internal control issues took place.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit and review reports prepared by the independent registered public accounting firm about the Company’s quarterly and annual reports, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s financial statements and internal control over financial reporting. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Audit Committee under its charter. The Audit Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal 2016?

The Audit Committee has:

•	reviewed and discussed the audited financial statements with the Company’s management; and
•	discussed with Friedman, the Company’s independent registered public accounting firm for the 2016 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Has the Audit Committee considered the independence of the Company’s auditors?

The Audit Committee has received from Friedman the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Friedman about its independence. The Audit Committee has concluded that Friedman is independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2016?

Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal 2016.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal 2016?

The Audit Committee has reviewed and discussed the fees paid to Friedman during 2016 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Friedman’s independence.

What is the Company’s policy regarding the retention of the Company’s auditors?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Who prepared this report?

This report has been furnished by the members of the Audit Committee:

Yang Nan, Chairman

Liew Kwong Yeow (until resignation on August 15, 2017)

Ajay Rajpal

Dr. Yu Lin (from August 15, 2017)

Chan Fook Meng (from August 15, 2017)

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Friedman’s fees for the annual audit of our financial statements were $210,000 for fiscal 2016 and $45,500 for fiscal 2015. Friedman’s fees for the annual audit of our financial statements was $45,500 for fiscal 2015.

Audit Related Fees

The Company has not paid Friedman for audit-related services in fiscal 2016 and 2015.

Tax Fees

The Company has not paid Friedman for tax services in fiscal 2016 and 2015.

All Other Fees

The Company has not paid Friedman for any other services in fiscal 2016 and 2015.

Audit Committee Pre-Approval Policies

Before Friedman was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company’s audit committee. All services rendered by Friedman have been so approved.

Percentage of Hours

The percentage of hours expended on the principal accountants’ engagement to audit our consolidated financial statements for 2016 that were attributed to work performed by persons other than Friedman’s full-time permanent employees was approximately zero percent.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information with respect to beneficial ownership of our shares of common stock as of August 30, 2017 by:

• Each person who is known by us to beneficially own more than 5% of our outstanding shares of common stock;

• Each of our current directors and named executive officers; and

• All directors and named executive officers as a group.

The number and percentage of shares of common stock beneficially owned are based on 67,007,199 shares of common stock outstanding as of August 30, 2017. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares of common stock beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of August 30, 2017 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all persons listed have sole voting and investment power for all shares of common stock shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is in the care of Moxian, Inc., Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District Shenzhen City, Guangdong Province, People’s Republic of China. As of the date of this filing, we had 423 shareholders of record.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
	Sole Voting Power	Sole Investment Power
Officers and Directors

James Mengdong Tan President, Chief Executive Officer and Director	37,732,542(2)	9,990,000	14.91(3)%

Hao Qing Hu(4) Director	4,095,010	4,095,010	6.11%

Liu Shu Juan (5) Director	500,000	500,000	0.74%

Yang Nan Independent Director	0	0	—%

Ajay Rajpal Independent Director	0	0	—%

Dr. Yu Lin Independent Director	0	0	—%

Chan Fook Meng Independent Director	0	0	—%

Tan Wan Hong Chief Financial Officer	0	0	—%

All officers and directors as a group (8 persons named above)	42,327,552	14,585,010	21.77%

5% Securities Holders

Good Eastern Investment Holding Limited(6) 10 Anson Road #35-11 International Plaza Singapore 079903	9,990,000	9,990,000	14.91%

Moxian China Limited(7) Room 2807, 28/F., Paul Y. Centre, 51 Hung To Road, Kwun Tong, Kowloon, Hong Kong	0	17,827,542	26.60%

Low Mei Chiek(8) 147-C, Taman Pringgit Jaya Meleka 75400 Malaysia	0	9,915,000	14.80%

Global Innovative Investment Group Limited PO Box 957, Tortola, British Virgin Islands	9,915,000	9,915,000	14.80%

Beijing Xinhua Huifeng Equity Investment Centre (Limited Partnership)(9) Beijing City, Haiding District, Zhongguan Village, 66 North Road, Block 1, Level 2, Room 05-079	4,095,010	4,095,010	6.11%

Rebel Group, Inc.(10) 7500A Beach Road, Unit 12-313, The Plaza, 199591	3,891,000	3,891,000	5.81%

(1)	Except as otherwise set forth below, the address of each beneficial owner is Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District Shenzhen City, Guangdong Province, People’s Republic of China.
(2)	Includes (i) 9,915,000 shares of Common Stock that Low Mei Chiek owns; (ii) 17,827,542 shares of Common Stock that Moxian China Limited owns and (iii) 9,990,000 shares of Common Stock that Good Eastern Investment Holding Limited owns. Of shares in (i) and (ii), Mr. Tan only has voting power, as each of Moxian China Limited and Low Mei Chiek granted Mr. Tan a revocable power of attorney to have the voting power over all the shares held by each of them. Mr. Tan has both the voting power and the investment power for the 9,990,000 shares owned by Good Eastern Investment Holding Limited as he is a member and director of Good Eastern Investment Holding Limited.
(3)	If (i) Low Mei Chiek, (ii) Moxian China Limited, or (iii) both Low Mei Chiek and Moxian China Limited revoke the power of attorney regarding the voting power granted to Mr. James Mengdong Tan, Mr. Tan will have voting power 27,817,542 shares, 19,905,000 shares, and 9,990,000 shares, respectively, which represents 41.51%, 29.71% and 14.91% of our shares.
(4)	Includes 4,095,010 shares of Common Stock that Beijing Xinhua Huifeng Equity Investment Centre (Limited Partnership) (Beijing) owns. Mr. Hao is the Managing Principal of Beijing Xinhua Huifeng Equity Investment Centre (Limited Partnership).
(5)	Transferred from Vertical Venture Capital Group Ltd on July 31, 2017. Ms. Liu’s business address is 5-2201, Shanghai Pujiang Mansion 168 Lane, Zhonghua Road, Huang Pu District, Shanghai, China.
(6)	Mr. Tan, our Chief Executive Officer and President, is a sole member and director of Good Eastern Investment Holding Limited and is deemed to have sole voting and investment power over the shares.
(7)	Mr. Ng Ka Lam, is the sole member and director of Moxian China Limited and is deemed to have sole voting and investment power over the shares. As at this date of filing, Moxian China Limited has granted a revocable power of attorney to Mr. Tan, our Chief Executive Officer, to have the voting power over all the shares held by Moxian China Limited.
(8)	Ms. Low Mei Chiek is the registered owner of 9,915,000 shares of common stock as of August 30, 2017. As at this date of filing, Ms. Low Mei Chiek has granted a revocable power of attorney to Mr. Tan, our Chief Executive Officer, to have the voting power over all the shares held by her.

(9)	Mr. Hao is the Managing Principal of Beijing Xinhua Huifeng Equity Investment Centre (Limited Partnership) and is deemed to have sole voting and investment power over the shares.
(10)	Mr Leong Khien Kiee and Mr Leong Aan Yee, are the directors of Rebel Group, Inc. and are deemed to share voting and investment power over the shares.

GENERAL

Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended September 30, 2016 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Availability of Annual Report to Shareholders

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 20-F for the fiscal year ended December 31, 2016 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Moxian, Inc., Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District Shenzhen City, Guangdong Province, People’s Republic of China, by calling +86 (0)755-66803251 or via the Internet at www.moxian.com.

Shareholder Proposals

To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing no later than July 1, 2017. All written proposals should be submitted to: Secretary, Moxian, Inc., Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District Shenzhen City, Guangdong Province, People’s Republic of China.

Other Proposed Actions

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at the Annual Meeting portion of our website at https://www.moxian.com/meetingnotice_en.html.

MOXIAN, INC.

Annual Meeting of Shareholders

September 29, 2017

10:00 AM Beijing Time

(10:00 PM ET on September 28, 2017)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MOXIAN, INC.

The undersigned shareholder of Moxian, Inc., a Nevada corporation (the “Company”), hereby appoints each of James Mengdong Tan, Tan Wan Hong or ________________ as proxy, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual general meeting of shareholders of the Company to be held on September 29, 2017, at 10:00 AM Beijing Time, at Room 6, 2nd Floor, Swissotel Beijing, Hong Kong Macau Center, No. 2 Chaoyangmen North Street, Dongcheng District, Beijing, China, 100027, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below (i) as specified by the undersigned below and (ii) in the discretion of the proxy upon such other business as may properly come before the meeting, all as set forth in the notice of annual general meeting and in the proxy statement furnished herewith.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES UNDER PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, “FOR” PROPOSAL NO. 3, “3 YEARS” FOR PROPOSAL NO. 4, AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

MOXIAN, INC.

VOTE BY INTERNET

www.islandstocktransfer.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 27, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Island Stock Transfer, 15500 Roosevelt Blvd., Suite 301, Clearwater FL 33760.

VOTE IN PERSON

If you are a registered shareholder and attend the meeting, you may revoke your proxy and vote your shares in person. You may also appoint an individual as proxy to vote your shares in person. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in this proxy card. Just write in the name of the person you would like to appoint in the blank space provided in this proxy card. The proxyholder should bring the properly executed proxy card and a valid ID to the meeting. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommend voting FOR items 1, 2 and 3, and vote 3 YEARS for item 4.

1.	Election of Directors	FOR	AGAINST	ABSTAIN
	James Mengdong Tan	☐	☐	☐

	Hao Qing Hu	☐	☐	☐

	Liu Shu Juan	☐	☐	☐

	Yang Nan	☐	☐	☐

	Ajay Rajpal	☐	☐	☐

	Chan Fook Meng	☐	☐	☐

	Dr. Yu Lin	☐	☐	☐

Write In Candidate:

(Must include full name, address, and contact phone number to be valid and must be able perform the duties as required, must not be precluded from serving by applicable law or regulations or Nasdaq rules and must consent to serve)

Please indicate the number of shares you believe you hold here: ________________________

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Friedman, LLP as independent registered public accounting firm for the fiscal year ending September 30, 2017	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Consideration and approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers	☐	☐	☐

		3 YEARS	2 YEARS	1 YEAR	ABSTAIN
4.	Consideration and action upon an advisory (non-binding) vote on the frequency of holding an advisory vote on executive compensation	☐	☐	☐	☐

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) – Please write date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box. (Joint Owner)